UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 16, 2024, the Company’s shareholders approved the amended and restated Chubb Limited Employee Stock Purchase Plan (“ESPP”). A more complete description of the ESPP is contained in the Company’s proxy statement, as filed with the Securities and Exchange Commission on April 1, 2024 (“Proxy Statement”), under the heading “Agenda Item 11: Approval of the Amended and Restated Chubb Limited Employee Stock Purchase Plan,” which is incorporated herein by reference. The description of the ESPP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the ESPP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the annual general meeting, the Company’s shareholders also approved (i) a share capital reduction via cancellation of shares, as further described in the Proxy Statement under the heading “Agenda Item 9: Cancellation of Repurchased Shares,” incorporated herein by reference; and (ii) an amendment to Article 6 of the Articles of Association to authorize the Company’s Board of Directors to introduce a capital band, which authorizes the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a 1-year period ending on May 16, 2025, and in connection therewith, limit or withdraw the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Proxy Statement under the heading “Agenda Item 10: Approval of a Capital Band for Authorized Share Capital Increases and Reductions,” which is incorporated herein by reference.

A copy of the amended Articles of Association reflecting the capital reduction and introduction of a capital band is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The amended Articles of Association will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland. Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 22, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 16, 2024, pursuant to notice duly given. Agenda Items 1-14 submitted by the Company at the annual general meeting were approved in accordance with the Board’s recommendations. With respect to the shareholder proposals, each of Agenda Items 15 and 16 were rejected. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2024 Proxy Statement under the heading “What vote is required to approve each agenda item?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2023

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,085,556	206,028	1,005,984	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,807,595	213,997	275,976	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,902,705	150,469	244,394	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
332,421,027	2,406,632	1,201,232	25,069,856

The voting results for Agenda Item 3 exclude shares held by the Company’s directors, nominees and executive officers, who are not permitted by Swiss law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
346,648,307	14,420,831	228,430	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the financial year ending December 31, 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
342,854,392	18,207,007	236,169	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,123,776	924,642	249,150	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
314,270,439	20,774,145	1,183,128	25,069,856

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
317,141,671	18,831,017	255,024	25,069,856

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
330,950,195	5,020,779	256,738	25,069,856

5.4	Election of Nancy K. Buese as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
334,304,044	1,616,629	307,039	25,069,856

5.5	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
333,775,179	2,209,494	243,039	25,069,856

5.6	Election of Nelson J. Chai as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
334,969,592	958,099	300,021	25,069,856

5.7	Election of Michael L. Corbat as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
333,948,030	2,017,680	262,002	25,069,856

5.8	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
333,699,326	2,226,882	301,504	25,069,856

5.9	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
329,819,361	6,112,706	295,645	25,069,856

5.10	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
327,478,871	8,492,272	256,569	25,069,856

5.11	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,155,914	41,545,264	526,534	25,069,856

5.12	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
331,980,067	3,993,533	254,112	25,069,856

5.13	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
316,687,599	19,284,943	255,170	25,069,856

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
265,361,205	69,364,868	1,501,639	25,069,856

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
321,479,700	14,468,622	279,390	25,069,856

7.2	Election of David H. Sidwell as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
319,955,412	15,721,647	550,653	25,069,856

7.3	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
321,264,300	14,685,789	277,623	25,069,856

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,701,122	224,978	371,468	0

9.	Cancellation of repurchased shares

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,234,451	688,687	374,430	0

10.	Approval of a capital band for authorized share capital increases and reductions

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
345,626,397	15,279,294	391,877	0

11.	Approval of the amended and restated Chubb Limited Employee Stock Purchase Plan

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
335,587,095	372,072	268,545	25,069,856

12.1	Maximum compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
334,654,903	629,935	942,874	25,069,856

12.2	Maximum compensation of Executive Management for the 2025 calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
326,513,094	8,751,113	963,505	25,069,856

12.3	Advisory vote to approve the Swiss compensation report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
316,655,043	19,199,206	373,463	25,069,856

13.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
316,632,443	19,226,783	368,486	25,069,856

14.	Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2023

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
354,991,587	5,287,451	1,018,530	0

15.	Shareholder proposal on Scope 3 greenhouse gas emissions reporting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
94,470,171	239,209,429	2,548,112	25,069,856

16.	Shareholder proposal on pay gap reporting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
89,136,676	245,884,303	1,206,733	25,069,856

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

10.1	Chubb Limited Employee Stock Purchase Plan, as amended and restated

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 16, 2024